FIRST AMENDMENT TO
                        OPTION AND ACQUISITION AGREEMENT

     This First Amendment to Option and Acquisition Agreement (this "Amendment") is made effective as of February 26, 2003, by and among the Motor Information Systems Division of Hearst Business Publishing, Inc., a Delaware corporation ("Purchaser"), Comp-Est, Inc., an Ohio corporation ("Seller"), and Chris Trevethan, Ryan Baker, Joe Lumbaca, Matt Shanks, and Amanda Zobel, formerly known as Amanda Anderson, as the present shareholders of Seller (collectively, the "Stockholders"), and Diane Brooks and Dave Coy, as former shareholders of Seller (collectively, the "Former Stockholders") (with Seller executing this Amendment on behalf of the Former Stockholders).

                                    RECITALS

     WHEREAS, effective as of February 6, 1998, Purchaser, Seller, the Stockholders, and the Former Stockholders entered into an Option and Acquisition Agreement (the "Agreement"), pursuant to which Purchaser acquired an option to purchase substantially all of the assets of Seller or all of the shares of stock held by the Stockholders, Diane Brooks and Dave Coy;

     WHEREAS, pursuant to a letter to Seller dated January 8, 2003, Purchaser exercised its option to purchase substantially all of the assets of Seller as set forth in the Agreement; and

     WHEREAS, the parties wish to amend the Agreement as set forth in this Amendment.

                                    AGREEMENT

     The parties, in consideration of the mutual promises and covenants contained herein, hereby agree as follows:

     1.  Definitions.

          (a) The definition of the term "Agreement" set forth in the opening paragraph of the Agreement and as used in this Amendment shall, unless context otherwise specifies or requires, include the Agreement and this Amendment, it being the intent of the parties that this Amendment and the Agreement shall be construed as a single instrument.

          (b) The parties acknowledge that Seller has redeemed all of the shares of Seller previously owned by the Former Stockholders and such persons no longer own any shares or have any beneficial interest in Seller. Therefore, the definition of the term "Stockholders" as used in the Agreement and this Amendment shall have the meaning ascribed thereto in the opening paragraph of this Amendment.

          (c) All other capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     2. Excluded Assets. Section 2.02 of the Agreement is hereby amended to include the following subsections after current subsection (d):

     (e) Owned Automobiles. All right, title and interest of Seller in and to the following automobiles: (i) 1997 Ferrari F355 Spider, VIN# ZFFXR48AOV0108684, (ii) 1998 Corvette, VIN# 161YY2266W5114445, (iii)
          1998 Corvette, VIN# 151YY2266W5107883; and (iv) 1999 Challenger Mobile Home;

     (f) Officer and Employee Receivables. The Officer Loans and Employee Advances as reflected in the unaudited balance sheet of Seller as of and for the fiscal period then ended December 31, 2002;

     (g) Checking Account. All right, title and interest in and to the business checking account number 75400607 with Fifth Third Bank, Central Ohio; and

     (h) Oral Lease. All right, title and interest in and to the month-to-month lease by and between Chris Trevethan, as landlord, and Seller, as tenant, for the premises described as 2025 Riverside Drive, Columbus, Ohio 43221.

     3. Liabilities Not Assumed. Section 2.04(h) of the Agreement is hereby deleted in its entirety and replaced with the following:

     (h) Indebtedness. Any liabilities arising out of, relating to or otherwise in respect of indebtedness for borrowed money, including without limitation, (i) guaranties, lines of credit and letters of credit,
          (ii) loans and other financial accommodations from Fifth Third Bank to Seller; or (iii) the notes payable to Chris Trevethan, Ryan Baker and Enterprise Logistics, Inc. as reflected in the unaudited balance sheet of Seller as of and for the fiscal period then ended December 31, 2002.

     4. Financial Statements and Condition. Section 5.08(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

     (a) Prior to the execution of this Agreement, Seller has delivered to Purchaser true and complete copies of the unaudited balance sheet and statements of operations as of and for the fiscal period then ended December 31, 2002 (collectively, the "Financial Statements"). All such Financial Statements fairly present in all material respects the financial condition and results of operations of Seller as of the dates thereof and for the periods covered thereby.

     5. Excluded Entities. Notwithstanding any provision of the Agreement to the contrary, the parties hereby acknowledge and agree that neither Enterprise Logistics, Inc., Superior Solutions, Inc. nor the businesses operated by either of those entities are, or shall be deemed for any intent or purpose to be, an Asset of Seller hereunder.

     6. Real Property Lease. Notwithstanding the fact that the month-to-month lease by and between Chris Trevethan, as landlord, and Seller, as tenant, for the premises described as 2029 Riverside Drive, Columbus, Ohio 43221 (the "LEASE AGREEMENT"), is included as an Asset for purposes of the Agreement, upon the consummation of the transactions contemplated by the Agreement, Chris Trevethan and CCC Information Services, Inc., a Delaware corporation ("CCC"), shall enter into a new lease agreement, substantially in the form attached hereto as Exhibit A, covering the leased premises, which lease agreement shall supercede the Lease Agreement in all respects and shall constitute the entire agreement between the parties with respect thereto.

     7. Sale of Assets to CCC. Seller understands and acknowledges that Purchaser has agreed to sell the Assets to CCC immediately following Closing. Notwithstanding anything to the contrary in this Amendment or any of the documents executed in connection with the Closing, Purchaser acknowledges and agrees that Seller has not and does not consent to an assignment of the Agreement by Purchaser to CCC.

     8. Reaffirmation. The parties do hereby ratify and affirm all of the terms and provisions of the Agreement and such terms, as amended and supplemented by this Amendment, shall remain in full force and effect.

     IN WITNESS WHEREOF, Purchaser and Seller, by their respective duly authorized officers, and the Stockholders have caused this Amendment to be executed as of the date first written above.

PURCHASER:                                STOCKHOLDERS:

HEARST BUSINESS PUBLISHING, INC.

By:    /s/ Richard P. Malloch             /s/ Chris Trevathan
       ----------------------             -----------------------------
Name:  Richard P. Malloch                 Chris Trevethan, individually
Title: President
                                          /s/ Ryan Baker
                                          -----------------------------
                                          Ryan Baker, individually
SELLER:
                                          /s/ Joe Lumbaca
COMP-EST, INC.                            -----------------------------
                                          Joe  Lumbaca,  individually
By:    /s/ Chris Trevathan
       ----------------------             /s/ Matt Shanks
Name:  Chris Trevethan                    -----------------------------
Title: President                          Matt Shanks, individually

                                          /s/ Amanda Zobel
                                          -----------------------------
                                          Amanda Zobel, individually
FORMER  STOCKHOLDERS:

/s/ Chris Trevathan
------------------------
Comp-Est, Inc.
Chris  Trevethan, President
on behalf of Diane Brooks

/s/ Chris Trevathan
------------------------
Comp-Est, Inc.
Chris Trevethan, President
on behalf of Dave Coy


ACKNOWLEDGED  AND  AGREED:

CCC INFORMATION SERVICES, INC.


/s/ Thomas Baird
-----------------------
SVP Corporate
  and Business Development